UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 2004


                             FREEPCSQUOTE.COM, INC.
                 -----------------------------------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


          NEVADA                    000-26293                   85-0420306
      --------------            ----------------            -------------------
        (STATE OF               (COMMISSION FILE               (IRS EMPLOYER
      INCORPORATION)                 NUMBER)                IDENTIFICATION NO.)


                              19950 MARINER AVENUE
                               TORRANCE, CA 90503
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (310) 921-3444
                     --------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

On March 11, 2004, the Registrant issued a press release announcing that it had raised a total of $3.0 million in an offering of convertible notes through a private placement to affiliated entities of RENN Capital Group that closed on February 27, 2004. A copy of the press release is attached hereto as Exhibit
99.1. A copy of each $1.0 million convertible debenture due February 27, 2011 is attached hereto as Exhibit 4.1, 4.2 and 4.3, respectively. A copy of the Convertible Loan Agreement executed in connection with the issuance of the convertible debentures is attached hereto as Exhibit 10.1.

The press release attached hereto as Exhibit 99.1 also announces that the Registrant's name change to Digital Learning Management Corporation and 7.86802:1 stock split of the Registrant's common stock will be effective as of the opening of business on March 19, 2004.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

   EXHIBIT NO.                    EXHIBIT DESCRIPTION
   -----------    --------------------------------------------------------------

         4.1      7.00% Convertible Debenture dated as of February 27, 2004.

         4.2      7.00% Convertible Debenture dated as of February 27, 2004.

         4.3      7.00% Convertible Debenture dated as of February 27, 2004.

         10.1     Convertible Loan Agreement dated as of February 27, 2004.

         99.1 Press Release dated as of March 11, 2004 announcing a $3.0 million offering of convertible notes through a private placement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FREEPCSQUOTE.COM, INC.

                                           By: /s/ Aurangzeb Bhatti
                                               ---------------------------------
                                           Name:   Aurangzeb Bhatti
                                           Title:  President


Dated:  March 11, 2004

                                  EXHIBIT INDEX


   EXHIBIT NO.                       EXHIBIT DESCRIPTION
   -----------    --------------------------------------------------------------

         4.1      7.00% Convertible Debenture dated as of February 27, 2004.

         4.2      7.00% Convertible Debenture dated as of February 27, 2004.

         4.3      7.00% Convertible Debenture dated as of February 27, 2004.

         10.1     Convertible Loan Agreement dated as of February 27, 2004.

         99.1 Press Release dated as of March 11, 2004 announcing a $3.0 million offering of convertible notes through a private placement.